UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson,	North Carolina	28036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events
(a)On October 27, 2022, Curtiss-Wright Corporation (the “Company”), Curtiss-Wright Controls, Inc., Metal Improvement Company, LLC, Curtiss-Wright Flow Control Corporation, Curtiss-Wright Flow Control Service, LLC, and Curtiss-Wright Surface Technologies, LLC (together, the “Issuers”), and certain institutional investors (the “Noteholders”), entered into a First Amendment and Waiver to Note Purchase Agreement (the “First Amendment”), which amended that certain Note Purchase Agreement, dated December 8, 2011, among the Issuers and the Noteholders (as amended, the “2011 Note Purchase Agreement”), pursuant to which the Issuers issued $300,000,000 of senior notes, consisting of $100 million 3.84% senior notes due December 1, 2021 and $200 million 4.24% senior notes due December 1, 2026.
The First Amendment amended the 2011 Note Purchase Agreement to, among other things, release former subsidiaries of the Issuers from their obligations under their subsidiary guarantees.
A copy of the First Amendment to the 2011 Note Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the First Amendment to the 2011 Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment.
On December 16, 2022, Curtiss-Wright Corporation (the “Company”), Curtiss-Wright Controls, Inc., Metal Improvement Company, LLC, Curtiss-Wright Flow Control Corporation, Curtiss-Wright Flow Control Service, LLC, and Curtiss-Wright Surface Technologies, LLC (together, the “Issuers”), and certain institutional investors (the “Noteholders”), entered into a Second Amendment to Note Purchase Agreement (the “Second Amendment”), which amended that certain Note Purchase Agreement, dated December 8, 2011, as amended October 27, 2022, among the Issuers and the Noteholders (as amended, the “2011 Note Purchase Agreement”), pursuant to which the Issuers issued $300,000,000 of senior notes, consisting of $100 million 3.84% senior notes due December 1, 2021 and $200 million 4.24% senior notes due December 1, 2026.
The Second Amendment amended the 2011 Note Purchase Agreement to, among other things, on no more than three separate occasions while the Notes are outstanding, increase the maximum ratio of Consolidated Debt to Consolidated Total Capitalization to 0.65 to 1.00 for the four consecutive fiscal quarter end dates following the closing of an acquisition of a person, business or undertaking for which the consideration given, including all cash, equity, assumption of liabilities or other forms of consideration, is at least $100,000,000.
The Second Amendment also removed the requirement to maintain Minimum Consolidated Net Worth and added the following financial covenant to the 2011 Note Purchase Agreement:
Consolidated Interest Coverage Ratio. The Company will not permit, as of the end of any fiscal quarter, the ratio of (a) Consolidated EBITDA for the period of the immediately preceding four full fiscal quarters of the Company ending on such date to (b) Consolidated Interest Charges for such period ending on such date, to be less than 3.00 to 1.00.
A copy of the Second Amendment to the 2011 Note Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein. The foregoing description of the Second Amendment to the 2011 Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment.
(b)On October 27, 2022, Curtiss-Wright Corporation (the “Company”), Curtiss-Wright Controls, Inc., Metal Improvement Company, LLC, Curtiss-Wright Flow Control Corporation, Curtiss-Wright Flow Control Service, LLC, and Curtiss-Wright Surface Technologies, LLC (together, the “Issuers”), and certain institutional investors (the “Noteholders”), entered into a First Amendment and Waiver to Note Purchase Agreement (the “First Amendment”), which amended that certain Note Purchase Agreement, dated February 26, 2013, among the Issuers and the Noteholders (as amended, the “2013 Note Purchase Agreement”), pursuant to which the Issuers issued $500,000,000 of senior notes, consisting of $225 million 3.70% senior notes due February 26, 2023, $100 million 3.85% senior notes due February 26, 2025, $75 million 4.05% senior notes due February 26, 2028, and $100 million 4.11% senior notes due September 26, 2028.
The First Amendment amended the 2013 Note Purchase Agreement to, among other things, release former subsidiaries of the Issuers from their obligations under their subsidiary guarantees.
A copy of the First Amendment to the 2013 Note Purchase Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein. The foregoing description of the First Amendment to the 2013 Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment.

On December 16, 2022, Curtiss-Wright Corporation (the “Company”), Curtiss-Wright Controls, Inc., Metal Improvement Company, LLC, Curtiss-Wright Flow Control Corporation, Curtiss-Wright Flow Control Service, LLC, and Curtiss-Wright Surface Technologies, LLC (together, the “Issuers”), and certain institutional investors (the “Noteholders”), entered into a Second Amendment to Note Purchase Agreement (the “Second Amendment”), which amended that certain Note Purchase Agreement, dated February 26, 2013, as amended October 27, 2022, among the Issuers and the Noteholders (as amended, the “2013 Note Purchase Agreement”), pursuant to which the Issuers issued $500,000,000 of senior notes, consisting of $225 million 3.70% senior notes due February 26, 2023, $100 million 3.85% senior notes due February 26, 2025, $75 million 4.05% senior notes due February 26, 2028, and $100 million 4.11% senior notes due September 26, 2028.
The Second Amendment amended the 2013 Note Purchase Agreement to, among other things, on no more than three separate occasions while the Notes are outstanding, increase the maximum ratio of Consolidated Debt to Consolidated Total Capitalization to 0.65 to 1.00 for the four consecutive fiscal quarter end dates following the closing of an acquisition of a person, business or undertaking for which the consideration given, including all cash, equity, assumption of liabilities or other forms of consideration, is at least $100,000,000.
The Second Amendment also removed the requirement to maintain Minimum Consolidated Net Worth and added the following financial covenant to the 2013 Note Purchase Agreement:
Consolidated Interest Coverage Ratio. The Company will not permit, as of the end of any fiscal quarter, the ratio of (a) Consolidated EBITDA for the period of the immediately preceding four full fiscal quarters of the Company ending on such date to (b) Consolidated Interest Charges for such period ending on such date, to be less than 3.00 to 1.00.
A copy of the Second Amendment to the 2013 Note Purchase Agreement is attached hereto as Exhibit 10.4 and is incorporated by reference herein. The foregoing description of the Second Amendment to the 2013 Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment.
(c)On December 16, 2022, Curtiss-Wright Corporation (the “Company”), Curtiss-Wright Controls, Inc., Metal Improvement Company, LLC, Curtiss-Wright Flow Control Corporation, Curtiss-Wright Flow Control Service, LLC, Curtiss-Wright Electro-Mechanical Corporation, and Curtiss-Wright Surface Technologies, LLC (together, the “Issuers”), and certain institutional investors (the “Noteholders”), entered into a First Amendment to Note Purchase Agreement (the “First Amendment”), which amended that certain Note Purchase Agreement, dated August 13, 2020, among the Issuers and the Noteholders (as amended, the “ 2020 Note Purchase Agreement”), pursuant to which the Issuers issued $300 million of senior notes, consisting of $150 million 3.10% senior notes due August 13, 2030, and $150 million 3.20% senior notes due August 13, 2032.
The First Amendment amended the 2020 Note Purchase Agreement to, among other things, on no more than three separate occasions while the Notes are outstanding, increase the maximum ratio of Consolidated Debt to Consolidated Total Capitalization to 0.65 to 1.00 for the four consecutive fiscal quarter end dates following the closing of an acquisition of a person, business or undertaking for which the consideration given, including all cash, equity, assumption of liabilities or other forms of consideration, is at least $100,000,000.
A copy of the First Amendment to the 2020 Note Purchase Agreement is attached hereto as Exhibit 10.5 and is incorporated by reference herein. The foregoing description of the First Amendment to the 2020 Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

10.1 Form of First Amendment and Waiver to Note Purchase Agreement

10.2 Form of Second Amendment to Note Purchase Agreement

10.3 Form of First Amendment and Waiver to Note Purchase Agreement

10.4 Form of Second Amendment to Note Purchase Agreement

10.5 Form of First Amendment to Note Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ K. Christopher Farkas
K. Christopher Farkas
Vice President and Chief Financial Officer

Date: December 21, 2022

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of First Amendment and Waiver to Note Purchase Agreement

10.2	Form of Second Amendment to Note Purchase Agreement

10.3	Form of First Amendment and Waiver to Note Purchase Agreement

10.4	Form of Second Amendment to Note Purchase Agreement

10.5	Form of First Amendment to Note Purchase Agreement